Goodwill	3 Months Ended
Dec. 31, 2018
Goodwill, net
Goodwill	Goodwill
As discussed in Note 21 – Segment Information, on July 1, 2020, we adopted a new organizational structure focused on two business segments: Global Lottery and Global Gaming. This resulted in a change in our operating segments and reporting units. Prior to this change, we had four reporting units: North America Gaming and Interactive, North America Lottery, International, and Italy.

As a result of the change in reporting units, at July 1, 2020, we allocated goodwill to our new reporting units using a relative fair value approach. The goodwill allocated to the new Global Lottery and Global Gaming reporting units was $2,942.2 million and $2,208.7 million, respectively, and the estimated fair values were determined to exceed the carrying values, which indicated no impairment existed. In addition, we completed an assessment for any potential goodwill impairment for all the former reporting units immediately prior to the reallocation and determined that no impairment existed.

Changes in the carrying amount of goodwill consist of the following:

		Reporting Units Prior to July 1, 2020			Reporting Units After July 1, 2020

($ thousands)	North America Gaming and Interactive	North America Lottery	International	Italy	Global Lottery	Global Gaming	Discontinued Operations	Total
Balance at December 31, 2018	1,439,867	1,221,589	1,422,847	1,495,924	—	—	(520,259)	5,059,968
Impairment	—	—	(99,000)	—	—	—	—	(99,000)
Disposal	—	—	(13,201)	—	—	—	—	(13,201)
Foreign currency translation	—	—	(2,677)	(13,855)	—	—	—	(16,532)
Balance at December 31, 2019	1,439,867	1,221,589	1,307,969	1,482,069	—	—	(520,259)	4,931,235
Impairment	(103,000)	—	(193,000)	—	—	—	—	(296,000)
Foreign currency translation	—	—	(2,136)	(2,427)	—	—	—	(4,563)
Segment realignment	(1,336,867)	(1,221,589)	(1,112,833)	(1,479,642)	2,942,221	2,208,710	—	—
Foreign currency translation	—	—	—	—	55,118	27,699	—	82,817
Discontinued operations	—	—	—	—	—	(520,259)	520,259	—
Balance at December 31, 2020	—	—	—	—	2,997,339	1,716,150	—	4,713,489

Balance at December 31, 2019
Cost	2,153,867	1,225,682	1,641,187	1,483,754	—	—	(520,259)	5,984,231
Accumulated impairment	(714,000)	(4,093)	(333,218)	(1,685)	—	—	—	(1,052,996)
	1,439,867	1,221,589	1,307,969	1,482,069	—	—	(520,259)	4,931,235

Balance at December 31, 2020
Cost	—	—	—	—	2,997,339	1,716,150	—	4,713,489
	—	—	—	—	2,997,339	1,716,150	—	4,713,489
Goodwill Impairment

Our assessment of goodwill for impairment includes various inputs, including forecasted revenue, forecasted operating profits, terminal growth rates, and weighted-average costs of capital. The projected cash flows used in calculating the fair value of our reporting units, using the income approach, considered historical and estimated future results and general economic and market conditions, as well as the impact of planned business and operational strategies.

During the first quarter of 2020, we determined there was an interim goodwill impairment triggering event caused by COVID-19. As a result of the identified triggering event, we estimated the fair value of each of our former reporting units using an income approach based on projected discounted cash flows. Based principally on lower forecasted revenue and operating profits caused by lower demand for our commercial gaming products, we recorded a $296.0 million non-cash impairment loss with no income tax benefit, of which $193.0 million and $103.0 million million was recorded within our former International and North America Gaming reporting units, respectively, to reduce the carrying amount of the reporting units to fair value.

During the fourth quarters of 2019 and 2018, we recorded $99.0 million and $118.0 million, respectively, in non-cash impairment losses with no income tax benefits and reduced the carrying amount of our former International reporting unit to fair value. We determined there was an impairment in the former International reporting unit’s goodwill due to lower forecasted cash flows along with a higher weighted-average cost of capital.